Exhibit 99.1

2020 VISION 2019 YEAR-END INVESTOR PRESENTATION CARPENTER HOTEL, AUSTIN, TX 93 ROOMS WELLS FARGO, RALEIGH, NC 450,393 SF FIDELITY BUILDING, ALBUQUERQUE, NM 210,067 SF ASPEN CORE, ASPEN, CO 19,596 SF 24-HOUR FITNESS, FALLS CHURCH, VA 46,000 SF GENERAL DYNAMICS INFO TECH, RESTON, VA 64,319 SF

FORWARD LOOKING STATEMENTS 2 650Ksf This presentation has been prepared by Consolidated-Tomoka Land Co. (“we,” “us,” “our,” “CTO” or the “Company”) solely for informational purposes. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the following: the ability to obtain the economic and strategic benefits from the transactions described in this presentation; closing of pending acquisitions or dispositions of assets, including the likelihood, timing, and final transaction terms thereof; the estimate of the cost of completing improvements to certain investments; the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains; our ability to obtain necessary governmental approvals for our transactions or to satisfy other closing conditions; the risks associated with development activities including potential tax ramifications; the completion of 1031 transactions; the ability for the Company to convert to a real estate investment trust; the ability to achieve certain leasing activity including the timing and terms thereof; the Company’s determination to pay future dividends; as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. ENDNOTE REFERENCES (A) THROUGH (I) USED THROUGHOUT THIS PRESENTATION ARE FOUND ON SLIDE 44 CORPORATE NAME CHANGE TO “CTO REALTY GROWTH” IS SUBJECT TO SHAREHOLDER APPROVAL

OUR FOCUS 3 650Ksf Crossroads Towne Center 254,109 SF Multi-Tenant Power Center Anchored by Harkins Theaters Chandler, Arizona Single-Tenant Office 450,393 SF Wells Fargo Office Raleigh, North Carolina We are a real estate investment company with a focus on owning, operating and investing in real estate, both on our own behalf and through investment management structures. We focus primarily on investing in multi-tenant properties in major U.S. markets. Carpenter Hotel 93 room Boutique Full Service Hotel Austin, Texas Single-Tenant Retail 19,596 SF Aspen Core Aspen, Colorado

4 STRATEGY Multi-Tenant Retail and Office (Target: Major MSAs across U.S.) RETURN CAPITAL TO SHAREHOLDERS GROW VALUE OPTIMIZE INVESTMENT FOCUS EVALUATE Potential REIT Structure Optimize Joint Venture Interests, Mineral Interests & Other Assets Grow NAV and Free Cash Flow Assist with Alpine Income Property Trust’s [NYSE: PINE] Growth Grow Dividend – Opportunistically Repurchase Shares Harvest Value from Single-Tenant Assets – Accretive Reinvestments RECYCLE CAPITAL MANAGEMENT SERVICES BUSINESS

OUR COMPANY TODAY 5 Transitioning Into More Opportunistic, Total Return Real Estate Company Income Properties 35 Properties $32.7mm NOI (B) Cash + 1031 Cash ≈$65mm 1031 Cash Loan Investments 4 Loans - ≈$22mm Principal 11.2% Wtd. Avg. Rate Investment in Alpine REIT 22.3% Ownership Joint Venture Investments Other Assets $5.7mm Downtown Daytona Beach Land Percentages based on values derived from the Company’s NAV worksheet AS OF FEBRUARY 5, 2020 (UNLESS OTHERWISE NOTED) ≈33.5% of Land JV, 30% of Mitigation Bank 76% 5% 8% 6% 2% 3%

CTO BY THE NUMBERS 6 We are a Total Return Real Estate Company FIDELITY, ALBUQUERQUE NM 210,067 SF WELLS FARGO, RALEIGH NC 450,393 SF GENERAL DYNAMICS INFO TECH, RESTON, VA 64,319 SF THE STRAND, JACKSONVILLE FL 212,402 SF 11 INCOME PROPERTIES 2.0M AS OF FEBRUARY 5, 2020 (UNLESS OTHERWISE NOTED) $32.7M $39mm $65mm 35 $299mm $295mm $594mm STATES SQUARE FEET ANNUALIZED NOI (B) INVESTMENT IN ALPINE INCOME PROPERTY TRUST, INC. REMAINING 1031 RESTRICTED CASH EQUITY MARKET CAP DEBT (FACE VALUE) TOTAL ENTERPRISE VALUE 2019 EARNINGS PER SHARE (BASIC) $23.03 $59.83 YE 2019 BOOK VALUE PER SHARE $22mm LOANS

7 CTO GROWTH – KEYS to SUCCESS Nearing Goal of Transition to Income Investments PROJECTED TO HAVE > $3.00/SHARE (After Tax) IN FREE CASH FLOW FOR 2020 (H) 22.3% OWNERSHIP IN PUBLICLY TRADED SINGLE-TENANT NET LEASE REIT 5-YEAR EXTERNAL MANAGEMENT CONTRACT CASH FLOW GROWTH (H) ALPINE REIT (NYSE: PINE) IN 2019 REPURCHASED ≈13% OF OUTSTANDING SHARES ($41.1 MILLION; $59.46/SHARE) STOCK BUYBACK (A)(C) APPROXIMATELY $508 MILLION (E) IN INCOME PROPERTIES IN 11 STATES INCOME PROPERTY PORTFOLIO ANNUALIZED DIVIDEND CURRENTLY $1.00/SHARE CAGR of DIVIDEND FOR LAST 3 YEARS 35% DIVIDENDS (F) AS OF FEBRUARY 5, 2020 (UNLESS OTHERWISE NOTED)

8 WHY INVEST IN CTO? Diversified Real Estate Platform High growth Growing NAV Investor Friendly Generating Cash Flow Dividend Growth Profile Geographically Diverse Portfolio Earnings Cash Flow Multiple Revenue Streams High Growth Potential Paid Annually since 1976 Multi-Tenant Loan Investment Fees From Management Services 11 States Major MSAs Growth Markets Public Disclosure Transparency Optimize Assets Discount to NAV Opportunity for Growth and Income

9 OVERVIEW OF CTO Growing Cash Flows – Growing Net Asset Value LOAN INVESTMENTS $22mm NAV $2.4mm NOI MANAGEMENT SERVICES PINE REIT LAND JV INCOME PROPERTIES $508mm NAV $32.7mm NOI (B) EQUITY INVESTMENTS $39mm Invested in PINE 22.3% of PINE o/s Equity OTHER ASSETS Downtown DB Land Mineral Interests & Billboards INCOME ASSETS 80% of Total Assets Are Income Investments OPTIMIZE Recycle Single-Tenant Into Higher Yielding Assets CASH FLOW Potential Free Cash Flow/Share >$3.00 for 2020 (After tax) RETURNING CAPITAL Raising Dividends Opportunistic Buybacks GROWTH Multi-Tenant Properties ASSET RICH 2020 VISION AS OF FEBRUARY 5, 2020 (UNLESS OTHERWISE NOTED)

10 MANAGEMENT SERVICES BUSINESS [NYSE: PINE] IPO Date Nov. 2019 Share o/s 9.127mm CTO Ownership 22.3% Equity Mkt. Cap $173mm Manager CTO Strategic Focus Single-Tenant Net Lease Research Coverage Raymond James, RW Baird, B. Riley FBR, D.A. Davidson Quarterly Dividend $0.20/share YTD 2020 Investments $20.5mm Annual Incentive Fee Annual Base Management Fee $2.6mm TBD Opportunity for Growth – Increasing Cash Flow Generator 15% of Amount Total Shareholder Return in Annual Measurement Period > 8% (1) 1.5% of Outstanding Equity (includes OP Units) Estimate for 2020 (1) Subject to high water mark which re-sets annually but no lower than prior high water mark

TRACK RECORD OF RESULTS 11 650Ksf ’15 – ’18 CAGR 12% ’15 – ’18 CAGR 23% ’15 – ’18 CAGR 74% ’15 – ’18 CAGR 21% ($000’s) Annual Results : 2015 – 2019 ($000’s) (1) Basic Earnings per Share including from discontinued operations (2) Annual Results as of December 31 Total Revenues (3) Operating Income (3) Book Value Per Share Earnings Per Share (1) (2) (3) Prior periods adjusted to reflect reclassification of Land Sales previously in Real Estate Operations as a discontinued operation Delivering Results Consistently $25,199 $31,415 $38,651 $43,658 $44,941 $- $20,000 $40,000 $60,000 2015 2016 2017 2018 2019 $12,086 $16,001 $7,745 $31,385 $34,199 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2015 2016 2017 2018 2019 $22.81 $25.97 $32.98 $38.95 $59.83 ($5.00) $5.00 $15.00 $25.00 $35.00 $45.00 $55.00 $65.00 2015 2016 2017 2018 2019 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 2015 2016 2017 2018 2019 $1.44 $2.86 $7.53 $6.76 $23.03

CASH FLOW GROWTH (1) (H)

For the Fiscal Years-Ended

	Actual 2016	Actual 2017	Actual 2018	Actual 2019	Projected 2020
Income Property NOI (2)	$17,172	$21,323	$28,207	$30,903	
Commercial Loan Investments	2,588	2,053	616	1,829	
Management Services	-	-	-	305	
Investment Income	-	-	-	-	
Golf & Other Cash Flows (3)	1,478	9	(178)	(415)	
Recurring Cash Inflows	**$21,238**	**$23,385**	**$28,645**	**$32,622**	**$44,000**
General & Administrative Expense (4)	($5,842)	($7,137)	($6,519)	($6,668)	
Shareholder and Other Matters (5)	(1,251)	(1,523)	(1,343)	(462)	
Interest Paid	(6,779)	(7,060)	(8,419)	(10,782)	
Income Taxes (Paid)/Refunded	(377)	624	(116)	(1,713)	
Dividends Paid	(682)	(997)	(1,484)	(2,198)	
Cash Outflows	**($14,931)**	**($16,093)**	**($17,881)**	**($21,823)**	**($27,000)**
Net Operating Cash Flow	**$6,307**	**$7,292**	**$10,764**	**$10,799**	**>$17,000**
Net Operating Cash Flow/Share	*$1.11*	*$1.32*	*$1.96*	*$2.16*	*>$3.00*
Dividends per Share	*$0.12*	*$0.18*	*$0.27*	*$0.44*	*$1.00*
Year-Over-Year Growth in Dividend	*50%*	*50%*	*50%*	*63%*	*127%*

Potential **25+%** Net Cash Flow Growth in **2020**

ASSUMING NO SIGNIFICANT CHANGE TO OTHER ELEMENTS

1) **Excludes capital expenditures and share buybacks**
2) Segment revenue excluding non-cash items (e.g. straight-line rent, intangible amortization/accretion) less the applicable direct costs of revenue
3) Losses from Golf Operations and cash flow generated by subsurface interests, mitigation credit sales, and impact fee sales
4) Excludes non-cash stock compensation and Shareholder/Wintergreen/Alpine Costs
5) Shareholder/Wintergreen costs include investigating baseless/meritless allegations, strategic alternatives process in 2016, two proxy contests ('17 and '18) and other matters

Generating Significant Cash Flow

CONSOLIDATED TOMOKA
12

LIQUIDITY AND LEVERAGE 13 650Ksf Liquidity Position ($000’s) Debt Schedule ($ millions) Total Commitment of Credit Facility = $200 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-195 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap and Principal Amortization (beginning during Q2 2018) Rate and Maturity reflect exchange and repurchase transactions in February 2020 whereby $75mm of Convertible Notes due March 2020 were replaced with new issuance of $75mm of Convertible Notes with coupon rate of 3.875% and maturity date of April 2025 Attractive Rates – Liquidity & Flexibility – Significantly Unsecured Net Debt to TEV ≈ 27% Fixed Rate Debt ≈ 44% Unsecured Debt ≈ 82% Weighted Average Rate = 3.61% Average Duration 4.5 years AS OF FEBRUARY 5, 2020 (UNLESS OTHERWISE NOTED) $- $40,000 $80,000 $120,000 $6,475 $65,178 $34,155 Available Credit Capacity 1031 Restricted Cash Cash Borrowing Base Capacity (1) Amount Outstanding (2) Rate Maturity in Years Credit Facility (3) 34.20 $ 165.85 $ 3.38% 3.3 2025 Convertible Notes (6) - 64.00 3.88% 5.0 2020 Convertible Notes (6) 11.00 4.50% - CMBS Loan (4) - 30.00 4.33% 14.7 Mortgage Loan (5) - 23.88 3.17% 1.2 Total 34.20 $ 294.73 $ 3.61% 4.5

RETURNING CAPITAL to SHAREHOLDERS 14 650Ksf Annualized Dividend per Share % increase in Dividend 50% 17% 14% 50% 50% 50% CAGR: 35% 63% 127% Dividends(F) 2012 Through 2019 and Q1 2020 Increasing Dividend – Paid Quarterly $0.75 $1.00 Actual Projected $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.27 $0.44 $0.25 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 2012 2013 2014 2015 2016 2017 2018 2019 2020

RETURNING CAPITAL to SHAREHOLDERS 15 Share Buybacks(A)(C) Annual Investments From 2013 Through 2019 $ Repurchased ($ in millions) % of CTO Shares outstanding 0.4% 2.0% 2.6% 2.4% 3.0% 12.7% Includes repurchase of 320,741 shares on 4/10/19 from CTO’s largest shareholder, which was completed outside of the $10 million buyback program approved in January 2019 Consistent Approach – Accretive to NAV Average Price/Share Aggregate % of Shares Outstanding $56.22 ≈ 22% Total $ Invested in Buyback Aggregate Shares Repurchased $73mm ≈ 1.3mm (1) New $10mm Buyback Program Approved 2.12.20 $ - $0.9 $6.5 $7.4 $7.2 $9.8 $41.1 $- $15.0 $30.0 $45.0 2013 2014 2015 2016 2017 2018 2019

2020 GUIDANCE 16 650Ksf FY2020 Guidance Acquisition of Income-Producing Assets $160mm - $210mm Target Investment Yield (Initial Yield – Unlevered) 6.25% - 7.25% Disposition of Income Properties $40mm - $60 mm Target Disposition Yield 6.50% - 7.50% Leverage Target (as % of Total Enterprise Value) 40% - 50% Deploying Capital - Growing Cash Flows

17 INCOME PORTFOLIO Total Square Feet(2) States ≈2.0 11 Total Properties Annualized NO I(1)(C) 35 $32.7 Stronger Markets – Stronger Tenants – Stronger Demographics Geographic Diversity Portfolio Mix (1) $ in millions (2) Square feet in millions FL 37% TX 16% NC 13% NM 12% VA 9% CO 5% WA 2% Other 4% 29% 68% 3% Office Retail Hotel 62% 38% Single-Tenant Multi-Tenant

18 APPENDIX OVERVIEW OF SELECT ASSETS

19 TOP 5 ASSETS by NOI (B) Diverse Portfolio of Tenants – Strong Markets Property & Tenant/Anchor Location 1 The Strand Jacksonville, FL 2 Crossroads Town Center Phoenix, AZ 3 Fidelity Office Albuquerque, NM 4 Wells Fargo Office Raleigh, NC 5 245 Riverside Jacksonville, FL

20 INCOME PROPERTY LISTING Tenant/Building Location Property Type Asset Type Rentable Square Feet % of NOI Crossroads Phoenix, AZ Retail Multi-tenant 254,109 15.0% The Strand Jacksonville, FL Retail Multi-tenant 212,402 14.7% Fidelity Albuquerque, NM Office STNL 210,067 10.4% Wells Fargo Raleigh, NC Office STNL 450,393 8.5% 245 Riverside Ave Jacksonville, FL Office Multi-tenant 136,856 6.4% 24 Hour Fitness Falls Church, VA Retail STNL 46,000 4.2% AG Hill Aspen, CO Retail STNL 19,596 4.0% General Dynamics Reston, VA Office STNL 64,319 3.6% Carpenter Hotel Ground Lease Austin, TX Hotel STNL N/A 2.9% Lowe's Katy, TX Retail STNL 131,644 2.8% Burlington North Richland Hills, TX Retail STNL 70,891 2.6% Harris Teeter Charlotte, NC Retail STNL 45,089 2.2% Landshark Bar & Grill Daytona Beach, FL Retail STNL 6,264 2.2% CVS Dallas, TX Retail STNL 10,340 2.1% Rite Aid Renton, WA Retail STNL 16,280 1.7% Westcliff Shopping Center Ft. Worth, TX Retail Multi-tenant 136,185 1.5% Party City Oceanside, NY Retail STNL 15,500 1.5%

21 INCOME PROPERTY LISTING Tenant/Building Location Property Type Asset Type Rentable Square Feet % of NOI Big Lots Germantown, MD Retail STNL 25,589 1.1% Big Lots Glendale, AZ Retail STNL 34,512 1.1% Chuys Jacksonville, FL Retail STNL 7,950 1.1% Wawa Jacksonville, FL Retail STNL 6,267 1.1% Walgreens Clermont, FL Retail STNL 13,650 1.0% Firebirds Jacksonville, FL Retail STNL 6,948 0.9% Bank of America Monterey, CA Retail STNL 32,692 0.9% Staples Sarasota, FL Retail STNL 18,120 0.9% Wawa Daytona Beach, FL Retail STNL 0 0 Chase Jacksonville, FL Retail STNL 3,614 0.8% Crabby's Oceanside Daytona Beach, FL Retail STNL 5,780 0.8% Outback Austin, TX Retail STNL 6,176 0.6% Carrabas Austin, TX Retail STNL 6,528 0.5% Moes Jacksonville, FL Retail STNL 3,111 0.5% PDQ Jacksonville, FL Retail STNL 3,366 0.5% Fuzzy's/World of Beer Brandon, FL Retail Multi-tenant 6,715 0.5% Macaroni Grill Arlington, TX Retail STNL 8,123 0.4% 7-Eleven / Cricket Dallas, TX Retail Multi-tenant 4,685 0.3% Total Portfolio 2,019,761 100.0%

22 THE STRAND – JACKSONVILLE, FL MULTI-TENANT RETAIL ACQUIRED DECEMBER 2019 TOP 10 NOI PROPERTY Acquisition Price $62.7mm

23 CROSSROADS TOWNE CENTER – CHANDLER, AZ MULTI-TENANT RETAIL ACQUIRED JANUARY 2020 TOP 10 NOI PROPERTY Acquisition Price $61.8mm

SINGLE-TENANT OFFICE ACQUIRED OCTOBER 2018 24 FIDELITY OFFICE – ALBUQUERQUE, NM TOP 10 NOI PROPERTY Acquisition Price $44.0mm

SINGLE-TENANT OFFICE ACQUIRED NOVEMBER 2015 25 WELLS FARGO OFFICE - RALEIGH, NC TOP 10 NOI PROPERTY Acquisition Price $42.3mm

MULTI-TENANT OFFICE ACQUIRED JULY 2015 26 245 RIVERSIDE - JACKSONVILLE, FL TOP 10 NOI PROPERTY Acquisition Price $25.1mm

SINGLE-TENANT RETAIL ACQUIRED MAY 2019 27 24 HOUR FITNESS – FALLS CHURCH, VA TOP 10 NOI PROPERTY Acquisition Price $21.3mm

SINGLE-TENANT RETAIL ACQUIRED FEBRUARY 2018 28 ASPEN CORE – ASPEN, CO TOP 10 NOI PROPERTY Acquisition Price $26.5mm

SINGLE-TENANT OFFICE ACQUIRED JULY 2019 29 GENERAL DYNAMICS - RESTON, VA TOP 10 NOI PROPERTY Acquisition Price $18.6mm

99 YEAR GROUND LEASE ACQUIRED JULY 2019 THE CARPENTER HOTEL - AUSTIN, TX 30 TOP 10 NOI PROPERTY Acquisition Price $16.3mm

SINGLE-TENANT RETAIL ACQUIRED APRIL 2014 31 LOWE’S - KATY, TX TOP 10 NOI PROPERTY Acquisition Price $14.7mm

SINGLE-TENANT RETAIL DEVELOPED JANUARY 2018 32 BEACH RESTAURANTS – DAYTONA BEACH, FL OTHER NOTABLE PROPERTIES Total Investment $18.5mm LAND ENTITLED for up to 1 MILLION SQ. FT. of VERTICAL DEVELOPMENT

SINGLE-TENANT RETAIL ACQUIRED NOVEMBER 2019 33 BURLINGTON – NORTH RICHLAND HILLS, TX OTHER NOTABLE PROPERTIES Acquisition Price $11.9mm

MULTI-TENANT RETAIL ACQUIRED MARCH 2017 34 WESTCLIFF- FORT WORTH, TX Downtown Ft. Worth OTHER NOTABLE PROPERTIES Acquisition Price $15.0mm

SINGLE-TENANT RETAIL ACQUIRED SEPTEMBER 2016 35 CVS - DALLAS, TX OTHER NOTABLE PROPERTIES Acquisition Price $14.9mm

SINGLE-TENANT RETAIL ACQUIRED SEPTEMBER 2019 36 PARTY CITY - OCEANSIDE, NY OTHER NOTABLE PROPERTIES Acquisition Price $7.1mm

SINGLE-TENANT RETAIL ACQUIRED SEPTEMBER 2013 37 BIG LOTS - GERMANTOWN, MD OTHER NOTABLE PROPERTIES Acquisition Price $5.0mm

SINGLE-TENANT RETAIL ACQUIRED OCTOBER 2018 38 WAWA, CHASE - JACKSONVILLE, FL OTHER NOTABLE PROPERTIES Acquisition Price $6.7mm SINGLE-TENANT RETAIL ACQUIRED OCTOBER 2018 Acquisition Price $5.4mm

SINGLE-TENANT RETAIL ACQUIRED OCTOBER 2018 39 MOE’S, PDQ - JACKSONVILLE, FL OTHER NOTABLE PROPERTIES Acquisition Price $2.3mm SINGLE-TENANT RETAIL ACQUIRED OCTOBER 2018 Acquisition Price $2.3mm

POTENTIAL LARGE-SCALE MIXED-USE DEVELOPMENT 40 DOWNTOWN LAND – DAYTONA BEACH, FL OTHER NOTABLE PROPERTIES Total Investment $5.7mm

41 Loan Amount: $8.0mm Loan Type: First Mortgage Security: 72 +/- acre land parcel Rate: 12% Fixed Maturity: June 2020 Max Maturity: June 2022 Loan Type: Leasehold Mortgage Security: 93-key Boutique Hotel Rate: 11.5% Fixed Maturity: July 2020 $21.8 MILLION PORTFOLIO w/11.2% WTD. AVG. RATE Loan Amount: $8.25mm Orlando Land Parcel Loan Amount: $2.1mm Loan Type: First Mortgage Rate: 7.5% Fixed Maturity: October 2020 Max Maturity: October 2021 Strong Risk Adjusted Yields – Short Duration COMMERCIAL LOAN INVESTMENTS Loan Amount: $3.5mm Loan Type: First Mortgage Rate: 11% Fixed Maturity: January 2021 Max Maturity: Jully 2021 WoFat Restaurant, Honolulu HI LPGA International Golf Club Carpenter Hotel, Austin TX

CTO REALTY GROWTH

MANAGEMENT TEAM

Executive Officers


Since 2011

JOHN P. ALBRIGHT
President & Chief Executive Officer
- Archon Capital, a Goldman Sachs Company
- Morgan Stanley
- Crescent Real Estate Equities


Since 2012

STEVEN R. GREATHOUSE
Senior Vice President - Investments
- N3 Real Estate
- Morgan Stanley
- Crescent Real Estate Equities


Since 2012

MARK E. PATTEN
Senior Vice President & Chief Financial Officer
- CNL Hotels & Resorts
- KPMG
- Legacy Healthcare Properties Trust Inc.
- Simply Self Storage


Since 2014

DANIEL E. SMITH
Senior Vice President, General Counsel & Corporate Secretary
- Goldman Sachs Realty Management
- Crescent Real Estate Equities
- Hughes & Luce LLP (now part of K&L Gates)

Other Officers


Since 2015

E. SCOTT BULLOCK
Vice President of Real Estate
- International Speedway Corporation
- Crescent Resources (Duke Energy)
- Pritzker Realty Group
- Disney Development Co. (Walt Disney Co.)


Since 2005

TERESA THORNTON-HILL
Vice President & Corporate Counsel
- ICI Homes
- Cobb Cole
- Rogers Towers, P.A.


Since 2013

LISA M. VORAKOUN
Vice President and Controller
- James Moore & Co.

16 Total Employees

CONSOLIDATED TOMOKA
CTO
42

43 JOHN P. ALBRIGHT President & Chief Executive Officer Archon Capital, a Goldman Sachs Company Morgan Stanley Crescent Real Estate Equities HOWARD C. SERKIN (CTO VICE CHAIRMAN) Chairman, Heritage Capital, Inc. GEORGE R. BROKAW Managing Partner, Trail Creek Partners LP CHRISTOPHER W. HAGA Partner and Head of Strategic Investments, Carlson Capital, L.P. BLAKE GABLE CEO of Barron Collier Companies CASEY R. WOLD Founder, Managing Partner & Chief Executive Officer, Vanderbilt Office Properties LAURA M. FRANKLIN (CTO CHAIRMAN) Former (Retired) Executive Vice President, Accounting and Administration, Corporate Secretary, Washington REIT BOARD OF DIRECTORS Since 2011 Since 2016 Since 2017 Since 2017 Since 2018 Since 2018 Since 2011

44 650Ksf END NOTES End Notes references utilized in this presentation There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of February 5, 2020 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ending February 5, 2020; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of February 5, 2020. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the national rating agencies and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow. There can be no assurances regarding the amount of our total investments or the timing of such investments.

2020 VISION 2019 YEAR-END INVESTOR PRESENTATION CARPENTER HOTEL, AUSTIN, TX 93 ROOMS WELLS FARGO, RALEIGH, NC 450,393 SF FIDELITY BUILDING, ALBUQUERQUE, NM 210,067 SF ASPEN CORE, ASPEN, CO 19,596 SF 24-HOUR FITNESS, FALLS CHURCH, VA 46,000 SF GENERAL DYNAMICS INFO TECH, RESTON, VA 64,319 SF For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address noted, or at www.ctlc.com Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 info@ctlc.com www.ctlc.com